Exhibit 99.1

Altus Midstream Company October 2018

Disclaimer FORWARD LOOKING STATEMENTS The information in this presentation and the oral statements made in connection therewith include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this presentation, regarding Apache Corporation’s (“Apache”) business, operations, and future financial and operating performance and forecasts, and Kayne Anderson Acquisition Corp.’s (“KAAC”) proposed business combination transaction with a wholly owned subsidiary of Apache involving certain midstream assets currently owned by Apache (the “business combination”), KAAC’s ability to consummate the business combination, the benefits of the business combination, and KAAC’s future financial performance following the business combination, as well as KAAC’s strategy, future operations and financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this presentation, including any oral statements made in connection therewith, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, KAAC and Apache disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this presentation. KAAC and Apache caution you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of KAAC and Apache, incident to the development, production, gathering, transportation and sale of oil, natural gas and natural gas liquids. These risks include, but are not limited to, commodity price volatility, low prices for oil and/or natural gas, global economic conditions, uncertainties inherent in the joint venture pipeline options referred to herein, inflation, increased operating costs, construction delays and cost over-runs, lack of availability of equipment, supplies, services and qualified personnel, processing volumes and pipeline throughput, uncertainties related to new technologies, geographical concentration of operations, environmental risks, weather risks, security risks, drilling and other operating risks, regulatory changes, regulatory risks (including if KAAC were to become an investment company in the future), the uncertainty inherent in estimating oil and natural gas reserves and in projecting future rates of production, reductions in cash flow, lack of access to capital, KAAC’s ability to satisfy future cash obligations, restrictions in existing or future debt agreements or structured or other financing arrangements, the timing of development expenditures, managing growth and integration of acquisitions, and failure to realize expected value creation from acquisitions. Should one or more of the risks or uncertainties described in this presentation and the oral statements made in connection therewith occur, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact KAAC’s operations and projections can be found in its periodic filings with the Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K for the fiscal year ended December 31, 2017. KAAC’s SEC filings are available publicly on the SEC’s website at www.sec.gov. NO OFFER OR SOLICITATION This presentation is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed business combination or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. RESERVE INFORMATION Reserve engineering is a process of estimating underground accumulations of hydrocarbons that cannot be measured in an exact way. The accuracy of any reserve estimate depends on the quality of available data, the interpretation of such data, and price and cost assumptions made by reserve engineers. In addition, the results of drilling, testing, and production activities may justify revisions of estimates that were made previously. If significant, such revisions could impact Apache’s strategy and change the schedule of any further production and development drilling. Accordingly, reserve estimates may differ significantly from the quantities of oil and natural gas that are ultimately recovered. Estimated Ultimate Recoveries, or “EURs,” refers to estimates of the sum of total gross remaining proved reserves per well as of a given date and cumulative production prior to such given date for developed wells. These quantities do not necessarily constitute or represent reserves as defined by the SEC and are not intended to be representative of all anticipated future well results. USE OF PROJECTIONS This presentation contains projections for Apache and KAAC, including with respect to its EBITDA, capital expenditures and distributable cash flow. KAAC’s independent auditors have not audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, have not expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation. These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. In this presentation, certain of the above-mentioned projected information has been repeated for purposes of providing comparisons with historical data. The assumptions and estimates underlying the projected information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projected information. Even if the assumptions and estimates are correct, projections are inherently uncertain due to a number of factors outside KAAC’s control. Accordingly, there can be no assurance that the projected results are indicative of the future performance of KAAC after completion of the business combination or that actual results will not differ materially from those presented in the projected information. Inclusions of the projected information in this presentation should not be regarded as a representation by any person that the results contained in the projected information will be achieved. 2 Disclaimer FORWARD LOOKING STATEMENTS The information in this presentation and the oral statements made in connection therewith include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this presentation, regarding Apache Corporation’s (“Apache”) business, operations, and future financial and operating performance and forecasts, and Kayne Anderson Acquisition Corp.’s (“KAAC”) proposed business combination transaction with a wholly owned subsidiary of Apache involving certain midstream assets currently owned by Apache (the “business combination”), KAAC’s ability to consummate the business combination, the benefits of the business combination, and KAAC’s future financial performance following the business combination, as well as KAAC’s strategy, future operations and financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this presentation, including any oral statements made in connection therewith, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, KAAC and Apache disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this presentation. KAAC and Apache caution you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of KAAC and Apache, incident to the development, production, gathering, transportation and sale of oil, natural gas and natural gas liquids. These risks include, but are not limited to, commodity price volatility, low prices for oil and/or natural gas, global economic conditions, uncertainties inherent in the joint venture pipeline options referred to herein, inflation, increased operating costs, construction delays and cost over-runs, lack of availability of equipment, supplies, services and qualified personnel, processing volumes and pipeline throughput, uncertainties related to new technologies, geographical concentration of operations, environmental risks, weather risks, security risks, drilling and other operating risks, regulatory changes, regulatory risks (including if KAAC were to become an investment company in the future), the uncertainty inherent in estimating oil and natural gas reserves and in projecting future rates of production, reductions in cash flow, lack of access to capital, KAAC’s ability to satisfy future cash obligations, restrictions in existing or future debt agreements or structured or other financing arrangements, the timing of development expenditures, managing growth and integration of acquisitions, and failure to realize expected value creation from acquisitions. Should one or more of the risks or uncertainties described in this presentation and the oral statements made in connection therewith occur, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact KAAC’s operations and projections can be found in its periodic filings with the Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K for the fiscal year ended December 31, 2017. KAAC’s SEC filings are available publicly on the SEC’s website at www.sec.gov. NO OFFER OR SOLICITATION This presentation is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed business combination or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. RESERVE INFORMATION Reserve engineering is a process of estimating underground accumulations of hydrocarbons that cannot be measured in an exact way. The accuracy of any reserve estimate depends on the quality of available data, the interpretation of such data, and price and cost assumptions made by reserve engineers. In addition, the results of drilling, testing, and production activities may justify revisions of estimates that were made previously. If significant, such revisions could impact Apache’s strategy and change the schedule of any further production and development drilling. Accordingly, reserve estimates may differ significantly from the quantities of oil and natural gas that are ultimately recovered. Estimated Ultimate Recoveries, or “EURs,” refers to estimates of the sum of total gross remaining proved reserves per well as of a given date and cumulative production prior to such given date for developed wells. These quantities do not necessarily constitute or represent reserves as defined by the SEC and are not intended to be representative of all anticipated future well results. USE OF PROJECTIONS This presentation contains projections for Apache and KAAC, including with respect to its EBITDA, capital expenditures and distributable cash flow. KAAC’s independent auditors have not audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, have not expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation. These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. In this presentation, certain of the above-mentioned projected information has been repeated for purposes of providing comparisons with historical data. The assumptions and estimates underlying the projected information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projected information. Even if the assumptions and estimates are correct, projections are inherently uncertain due to a number of factors outside KAAC’s control. Accordingly, there can be no assurance that the projected results are indicative of the future performance of KAAC after completion of the business combination or that actual results will not differ materially from those presented in the projected information. Inclusions of the projected information in this presentation should not be regarded as a representation by any person that the results contained in the projected information will be achieved. 2

Disclaimer USE OF NON-GAAP FINANCIAL MEASURES This presentation includes non-GAAP financial measures, including EBITDA and distributable cash flow of KAAC. KAAC believes EBITDA and distributable cash flow are useful because they allow KAAC to more effectively evaluate its operating performance and compare the results of its operations from period to period and against its peers without regard to financing methods or capital structure. KAAC does not consider these non-GAAP measures in isolation or as an alternative to similar financial measures determined in accordance with GAAP. The computations of EBITDA and distributable cash flow may not be comparable to other similarly titled measures of other companies. KAAC excludes certain items from net (loss) income in arriving at EBITDA and distributable cash flow because these amounts can vary substantially from company to company within its industry depending upon accounting methods and book values of assets, capital structures and the method by which the assets were acquired. EBITDA and distributable cash flow should not be considered an alternative to, or more meaningful than, net income as determined in accordance with GAAP or as indicators of operating performance. Certain items excluded from EBITDA and distributable cash flow are significant components in understanding and assessing a company’s financial performance, such as a company’s cost of capital and tax structure, as well as the historic costs of depreciable assets, none of which are components of EBITDA or distributable cash flow. KAAC’s presentation of EBITDA and distributable cash flow should not be construed as an inference that its results will be unaffected by unusual or non-recurring terms. INDUSTRY AND MARKET DATA This presentation has been prepared by KAAC and Apache and includes market data and other statistical information from sources believed by KAAC and Apache to be reliable, including independent industry publications, governmental publications or other published independent sources. Some data is also based on the good faith estimates of KAAC and Apache, which are derived from their review of internal sources as well as the independent sources described above. Although KAAC and Apache believe these sources are reliable, they have not independently verified the information and cannot guarantee its accuracy and completeness. TRADEMARKS AND TRADE NAMES KAAC and Apache own or have rights to various trademarks, service marks, and trade names that they use in connection with the operation of their respective businesses. This presentation also contains trademarks, service marks, and trade names of third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names, or products in this presentation is not intended to, and does not imply, a relationship with KAAC or Apache, or an endorsement or sponsorship by or of KAAC or Apache. Solely for convenience, the trademarks, service marks, and trade names referred to in this presentation may appear without the ®, TM, or SM symbols, but such references are not intended to indicate, in any way, that KAAC or Apache will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks, and trade names. “ALPINE HIGH” and are trademarks of Apache Corporation. IMPORTANT INFORMATION FOR INVESTORS AND STOCKHOLDERS In connection with the proposed business combination, KAAC has filed a preliminary proxy statement with the SEC. The definitive proxy statement and other relevant documents will be sent or given to the stockholders of KAAC and will contain important information about the proposed business combination and related matters. KAAC stockholders and other interested persons are advised to read, when available, the proxy statement in connection with KAAC’s solicitation of proxies for the special meeting of stockholders to be held to approve the business combination because the proxy statement will contain important information about the proposed business combination. When available, the definitive proxy statement will be mailed to KAAC stockholders as of a record date to be established for voting on the business combination. Stockholders will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC’s website at www.sec.gov. In addition, stockholders will be able to obtain free copies of the proxy statement by directing a request to: Kayne Anderson Acquisition Corp., 811 Main Street, Suite 1400, Houston, Texas 77002, email: thart@kaynecapital.com, Attn: Terry Hart. PARTICIPANTS IN SOLICITATION KAAC, Apache and their respective directors and officers may be deemed participants in the solicitation of proxies of KAAC’s stockholders in connection with the proposed business combination. KAAC stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of KAAC in KAAC’s Annual Report on Form 10-K for the year ended December 31, 2017 filed with the SEC on March 27, 2018 and the proposed directors and officers of KAAC in KAAC’s definitive proxy statement, when it becomes available. Additional information will be available in the definitive proxy statement when it becomes available. 3 Disclaimer USE OF NON-GAAP FINANCIAL MEASURES This presentation includes non-GAAP financial measures, including EBITDA and distributable cash flow of KAAC. KAAC believes EBITDA and distributable cash flow are useful because they allow KAAC to more effectively evaluate its operating performance and compare the results of its operations from period to period and against its peers without regard to financing methods or capital structure. KAAC does not consider these non-GAAP measures in isolation or as an alternative to similar financial measures determined in accordance with GAAP. The computations of EBITDA and distributable cash flow may not be comparable to other similarly titled measures of other companies. KAAC excludes certain items from net (loss) income in arriving at EBITDA and distributable cash flow because these amounts can vary substantially from company to company within its industry depending upon accounting methods and book values of assets, capital structures and the method by which the assets were acquired. EBITDA and distributable cash flow should not be considered an alternative to, or more meaningful than, net income as determined in accordance with GAAP or as indicators of operating performance. Certain items excluded from EBITDA and distributable cash flow are significant components in understanding and assessing a company’s financial performance, such as a company’s cost of capital and tax structure, as well as the historic costs of depreciable assets, none of which are components of EBITDA or distributable cash flow. KAAC’s presentation of EBITDA and distributable cash flow should not be construed as an inference that its results will be unaffected by unusual or non-recurring terms. INDUSTRY AND MARKET DATA This presentation has been prepared by KAAC and Apache and includes market data and other statistical information from sources believed by KAAC and Apache to be reliable, including independent industry publications, governmental publications or other published independent sources. Some data is also based on the good faith estimates of KAAC and Apache, which are derived from their review of internal sources as well as the independent sources described above. Although KAAC and Apache believe these sources are reliable, they have not independently verified the information and cannot guarantee its accuracy and completeness. TRADEMARKS AND TRADE NAMES KAAC and Apache own or have rights to various trademarks, service marks, and trade names that they use in connection with the operation of their respective businesses. This presentation also contains trademarks, service marks, and trade names of third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names, or products in this presentation is not intended to, and does not imply, a relationship with KAAC or Apache, or an endorsement or sponsorship by or of KAAC or Apache. Solely for convenience, the trademarks, service marks, and trade names referred to in this presentation may appear without the ®, TM, or SM symbols, but such references are not intended to indicate, in any way, that KAAC or Apache will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks, and trade names. “ALPINE HIGH” and are trademarks of Apache Corporation. IMPORTANT INFORMATION FOR INVESTORS AND STOCKHOLDERS In connection with the proposed business combination, KAAC has filed a preliminary proxy statement with the SEC. The definitive proxy statement and other relevant documents will be sent or given to the stockholders of KAAC and will contain important information about the proposed business combination and related matters. KAAC stockholders and other interested persons are advised to read, when available, the proxy statement in connection with KAAC’s solicitation of proxies for the special meeting of stockholders to be held to approve the business combination because the proxy statement will contain important information about the proposed business combination. When available, the definitive proxy statement will be mailed to KAAC stockholders as of a record date to be established for voting on the business combination. Stockholders will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC’s website at www.sec.gov. In addition, stockholders will be able to obtain free copies of the proxy statement by directing a request to: Kayne Anderson Acquisition Corp., 811 Main Street, Suite 1400, Houston, Texas 77002, email: thart@kaynecapital.com, Attn: Terry Hart. PARTICIPANTS IN SOLICITATION KAAC, Apache and their respective directors and officers may be deemed participants in the solicitation of proxies of KAAC’s stockholders in connection with the proposed business combination. KAAC stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of KAAC in KAAC’s Annual Report on Form 10-K for the year ended December 31, 2017 filed with the SEC on March 27, 2018 and the proposed directors and officers of KAAC in KAAC’s definitive proxy statement, when it becomes available. Additional information will be available in the definitive proxy statement when it becomes available. 3

Introduction 4 Introduction 4

Altus Midstream Summary Overview

Commentary

- Kayne Anderson and Apache Corporation are forming a new, publicly-traded midstream C-corp – Altus Midstream Company ("Altus" or "Altus Midstream")
  - Real C-corp governance / no IDRs
- The entity trades today under the ticker "KAAC" and will change to "ALTM" after closing
- Altus' assets consist of:
  - G&P assets associated with Apache's Alpine High resource play (540,000 acre area of dedication)
  - Options for equity interests in 5 Permian pipelines (4 long-haul & 1 regional)
- At close, Altus expects to have $920 million[3] in cash and zero debt drawn
  - Cash and debt capacity will be used to fund growth capital

Simplified Structure at Closing


Public
(Including Kayne Anderson, Advisory Research, Capital Research, Cushing, Magnetar, Salient and Tortoise)
Apache Corporation
29%(1)
102,536,557 Shares
15,759,511 Warrants
71%(1)
251,862,606 Shares
37,500,000 Contingent Shares(2)
3,182,140 Warrants
Altus Midstream Company
($920mm(3) of cash / $0 debt)
100%
Alpine High Gathering & Processing Assets
Option for 15%(4) Interest in Gulf Coast Express Pipeline
Option for 33%(5) Interest in Permian Highway Pipeline
Option for 33% Interest in Shin Oak Pipeline
Option for 50% Interest in Salt Creek NGL Pipeline
Option for 15% Interest in EPIC Crude Pipeline

(1) See page 66 for description of equity securities at close.
(2) Contingent shares subject to performance tests. See page 68 for description of contingent shares.
(3) Net of estimated transaction expenses.
(4) Altus may have the option to acquire an additional 1% interest in GCX subject to certain conditions precedent, including having less than 30% equity in PHP following the exercise of the PHP option.
(5) Subject to reduction in the event that other options to acquire equity in Permian Highway held by third parties are exercised.

ALTUS MIDSTREAM 5

New Way to Invest in Midstream…and it’s in the Permian! Sponsor controls production & development Super-system with large contiguous acreage dedication Pure-play Permian Integrated Permian to Gulf Coast midstream value chain JV pipelines provide diversity and long term contracts C-corp structure with an alignment of interests Conservative balance sheet; self-financing 6 New Way to Invest in Midstream…and it’s in the Permian! Sponsor controls production & development Super-system with large contiguous acreage dedication Pure-play Permian Integrated Permian to Gulf Coast midstream value chain JV pipelines provide diversity and long term contracts C-corp structure with an alignment of interests Conservative balance sheet; self-financing 6

Altus Executive Officers Brian Freed – Chief Executive Officer Ben Rodgers – Chief Financial Officer ► SVP of Midstream & Marketing at Apache ► VP & Treasurer at Apache ► Selected previous experience: ► Selected previous experience: § SVP of Western US Commercial Operations at § SVP at EIG Global Energy Partners Crestwood Midstream § VP of Commodities & Midstream, Treasurer at § VP of Business Development at Rangeland Concho Resources Energy § VP of Syndicated and Leveraged Finance at J.P. § CEO of Energy Solutions International Morgan § President & CEO of Entessa § Senior Consultant in Advisory Services at Ernst & Young ► Served with honor and distinction as a field artillery officer in the United States Army, achieving the rank of Captain 7 Altus Executive Officers Brian Freed – Chief Executive Officer Ben Rodgers – Chief Financial Officer ► SVP of Midstream & Marketing at Apache ► VP & Treasurer at Apache ► Selected previous experience: ► Selected previous experience: § SVP of Western US Commercial Operations at § SVP at EIG Global Energy Partners Crestwood Midstream § VP of Commodities & Midstream, Treasurer at § VP of Business Development at Rangeland Concho Resources Energy § VP of Syndicated and Leveraged Finance at J.P. § CEO of Energy Solutions International Morgan § President & CEO of Entessa § Senior Consultant in Advisory Services at Ernst & Young ► Served with honor and distinction as a field artillery officer in the United States Army, achieving the rank of Captain 7

Other Presenters / Key Team Members

Navneet Behl ***Apache VP of Operations of NAM Unconventional Resources***	► Member of the Advisory Board at EV Private Equity ► Member of team for all exploration completions for all unconventional plays within EOG from 2005 to 2014 ► Alpine High is the 4th unconventional play start-up, previous ones being Barnett Johnson County, Barnett Extension Counties and Eagle Ford Oil Play ► Over 24 years of experience in the petroleum industry
Bob Bourne ***Apache VP, Business Development – Midstream and Marketing***	► Founding member of the executive leadership team that oversaw the formation of Coral Energy ► Former SVP of Business Development at American Midstream Partners ► Former Principal of Costar Midstream LLC ► Former CEO of Gas Solutions
Mark Meyer ***Apache SVP of Energy Technology Strategies***	► Former Managing Director of investment banking and head of Securities and Research at Tudor, Pickering, Holt & Co. ► Former President, Co-founder of upstream-oriented equity strategies at RR Advisors ► Previously Lead E&P analyst at Simmons & Company International and Goldman Sachs ► Various reservoir, production and drilling engineering assignments with Exxon, Chevron and Union Texas
Jonathan Greenberg ***Apache Manager of Midstream Asset Strategy***	► Former VP of Business Development at Crestwood Midstream ► Former Equity Research Analyst and Private Equity Associate at Kayne Anderson Capital Advisors ► Former Investment Banking Analyst at Deutsche Bank
Pete Kirsch ***Apache Region Manager, Midstream Operations***	► Former Head of Navarro Midstream (midstream division of Lewis Energy) ► Former SVP of EH&S and Compliance Services at Enable Midstream ► Former SVP of Operations & Engineering at CenterPoint Energy ► Approximately 30 years experience in midstream space
Kevin McCarthy ***KAAC Chairman*** ***Altus Midstream Director***	► Managing Partner at Kayne Anderson Capital Advisors ► CEO of Kayne Anderson's closed-end funds (KYN and KMF) ► Former Global Head of Energy Investment Banking at UBS
Bob Purgason ***KAAC CEO*** ***Altus Midstream Director***	► 35+ years of energy industry experience ► 20+ years at Williams in various senior positions in NGLs, gas marketing, operations, M&A and major project development ► Former COO of Chesapeake Midstream until its sale to Williams in 2015 ► Former COO of Crosstex Energy

ALTUS MIDSTREAM 8

Apache's Vision for Alpine High

- Alpine High is a multi-decade growth platform for Apache
  - Resource in place (as of September 2016) of ~3 billion barrels of oil and ~75 Tcf of gas in Barnett and Woodford formations alone
  - Apache has invested >$1.6 billion on E&P activities and >$900 million on midstream infrastructure in Alpine High through Q2 2018
  - Alpine High E&P activities projected to represent ~30% of Apache's capital budget for 2018-2020
- By the end of 2020, gross production from Alpine High is expected to approach >1 Bcf/d of wellhead gas and ~100 MBbl/d of NGLs

Apache's Alpine High Production (Net)(1)



(MBoe/d)
200
180
160
140
120
100
80
60
40
20
0
9
32
85-100
160-180
2017
Q2 2018
2019E
2020E

Alpine High % of Apache Production	
2020E	30-35%

Alpine High is a top priority for Apache

ALTUS MIDSTREAM 9

(1) Based on 75% NRI, on average.

World-Class, Wellhead-to-Water Midstream Company ► Growing G&P business with fixed fee, market-based rates and acreage dedication contract terms § 1 Bcf/d of cryogenic processing capacity expected to be in place by the end of 2020 ► Equity interests in five JV pipelines (GCX, Permian Highway, Shin Oak, Salt Creek, and EPIC) Large-Scale, Master-Planned G&P Buildout Long-Haul Pipelines Katy Market Access STX / Aqua Dulce Market Access USGC Pipeline / LNG Market Access (1) Premier, vertically integrated midstream company 10 (1) Acreage footprint depicted on map is as of July 1, 2018. World-Class, Wellhead-to-Water Midstream Company ► Growing G&P business with fixed fee, market-based rates and acreage dedication contract terms § 1 Bcf/d of cryogenic processing capacity expected to be in place by the end of 2020 ► Equity interests in five JV pipelines (GCX, Permian Highway, Shin Oak, Salt Creek, and EPIC) Large-Scale, Master-Planned G&P Buildout Long-Haul Pipelines Katy Market Access STX / Aqua Dulce Market Access USGC Pipeline / LNG Market Access (1) Premier, vertically integrated midstream company 10 (1) Acreage footprint depicted on map is as of July 1, 2018.

Significant Scale In the Delaware Delaware Basin Planned Processing Capacity (MMcf/d) Selected Public Selected Private Midstream Companies Midstream Companies (MMcf/d) Only pure-play 1,500 (1) Permian midstream 1,380 company that is (2) publicly traded Selected Private Midstream Companies Catalyst JV 1,000 500 0 ETE WES EPD Altus TRGP Private Private Private Private Private Private Private Company #1 Company #2 Company #3 Company #4 Company #5 Company #6 Company #7 Sources: Company filings and investor relations materials. 11 (1) 1 Bcf/d of cryogenic processing capacity planned through 2020 plus 380 MMcf/d of existing MRU capacity. (2) As of October 9, 2018. Significant Scale In the Delaware Delaware Basin Planned Processing Capacity (MMcf/d) Selected Public Selected Private Midstream Companies Midstream Companies (MMcf/d) Only pure-play 1,500 (1) Permian midstream 1,380 company that is (2) publicly traded Selected Private Midstream Companies Catalyst JV 1,000 500 0 ETE WES EPD Altus TRGP Private Private Private Private Private Private Private Company #1 Company #2 Company #3 Company #4 Company #5 Company #6 Company #7 Sources: Company filings and investor relations materials. 11 (1) 1 Bcf/d of cryogenic processing capacity planned through 2020 plus 380 MMcf/d of existing MRU capacity. (2) As of October 9, 2018.

Altus EBITDA Composition & Growth Profile

EBITDA



($ in millions)
Growth profile based on Alpine High G&P assets and JV pipelines
G&P
JV Pipelines
CAGR: 106%(1)
$120 - $140
$350 - $420
$500 - $600
2019E
2020E
2021E

Additional Avenues for Growth

Strategic Relationship with Apache

- Altus has ROFO on other midstream assets at Alpine High (crude and water)
- Altus has ROFO on any new long-haul pipelines / Gulf Coast assets

Third Party Growth

- Leverage asset footprint for additional third party volumes
- Third party M&A
- Size and scale to pursue large organic growth projects

Altus is well positioned to deliver "top-tier" growth well into the next decade

(1) Based on midpoint of guidance.

ALTUS MIDSTREAM 12

Investment Merits

Premier E&P Sponsor	► Independent E&P with 64-year operating history and global footprint ► Dedicated to long-term development plan for Alpine High ► Transaction achieves Apache's desire to create a fully integrated midstream company
Exposure to World-Class Resource at Alpine High	► ~340,000 contiguous net acres; multi-decade inventory of drilling locations(1) ► More than 5,000 vertical feet of stacked pay ► Alpine High expected to comprise 30-35% of Apache's total production by 2020
Unique Public Investment Opportunity	► Pure-play Permian public midstream company ► Exposure to full midstream value chain from Permian to the Gulf Coast ► Depth of upstream inventory supports decades of robust cash flow growth
Differentiated, Simplified Corporate Structure	► Clear alignment of interests (C-corp governance / no incentive distribution rights) ► No leverage at formation; no need to issue common equity ► Retaining and reinvesting cash flow in the business through 2020

(1) Acreage as of July 1, 2018.

ALTUS MIDSTREAM 13

Questions? 14 Questions? 14

Altus Midstream Overview – Gathering & Processing 15 Altus Midstream Overview – Gathering & Processing 15

Gathering & Processing Summary Overview

Pipeline Map



Ward
Culberson
Reeves
Pecos
Jeff Davis
Brewster
Alpine High G&P
Diamond Cryo Complex
MRU Facilities
Residue Interconnects
Alpine High Acreage[(1)]
30" Residue Gas Trunkline
Existing & Future Gathering Pipeline
Salt Creek NGL Line

Commentary

- **Rich Processing:** 380 MMcf/d in service today; ~1 Bcf/d of cryogenic processing expected in service by end of 2020
- **Lean Treating / Compression:** 400 MMcf/d of lean gas treating and compression
- **Gathering Pipelines:** 123 miles in service today; over 200 miles expected in service by end of 2020
  - Primarily 20-30 inch pipe
- **Residue Pipelines / Market Connections:** 55 miles in service today with three market connections (4 market connections expected by end of 2020)
- **Crude and Water Systems:** Altus has a ROFO on future crude and water systems at Alpine High

(1) Acreage footprint depicted on map is as of July 1, 2018.

ALTUS MIDSTREAM 16

Altus Midstream Agreements with Apache

- The area of dedication encompasses a total of ~540,000 gross acres (as denoted by the red outline)
  - Existing Apache acreage and future acreage acquired by Apache within the area of dedication will be dedicated (unless such acreage has been committed to pre-existing dedications)
- Midstream services dedicated to Altus:
  - Gas gathering, compression and processing
  - Residue gas transportation
  - NGL transportation
- 100% fixed fee business; market-based rates
- Contract primary term through 2032



Reeves
Pecos
Jeff Davis
Area of Dedication Boundary
Alpine High Acreage(1)

(1) Acreage footprint depicted on map is as of July 1, 2018.

ALTUS MIDSTREAM 17

World-Class G&P Super System Ward 50% interest in Salt Creek Midstream NGL Pipeline to Waha (1) Diamond Cryo Complex 5 cryos with 1.0 Bcf/d by 2020 NGL Loading Station Jeff Davis (2) 18 (1) Diamond Cryo Complex can accommodate 6 cryos. Cryos beyond 6 will be in a different location. (2) Acreage footprint depicted on map is as of July 1, 2018. World-Class G&P Super System Ward 50% interest in Salt Creek Midstream NGL Pipeline to Waha (1) Diamond Cryo Complex 5 cryos with 1.0 Bcf/d by 2020 NGL Loading Station Jeff Davis (2) 18 (1) Diamond Cryo Complex can accommodate 6 cryos. Cryos beyond 6 will be in a different location. (2) Acreage footprint depicted on map is as of July 1, 2018.

Diamond Cryo Complex Overview Summary Diamond Cryo Complex Layout ► Centrally located to handle volumes gathered from all areas of Alpine High ► Full section owned by Apache and solely dedicated to the Diamond Cryo Complex and associated infrastructure Oil NGL § Large footprint capable of accommodating 6 cryogenic Storage Storage processing trains with plentiful additional land (beyond this and and Substation Loading Loading section) to accommodate additional cryos beyond the first 6 ► Three 200 MMcf/d cryos are expected to be in-service throughout 2019 with two additional cryos expected to be in-service by the end of 2020 ► Altus is building SRX cryogenic processing facilities (as compared Train 6 to standard GSP facilities) to capitalize on better ethane / propane recovery and rejection optionality Train 5 Train 4 Train 3 Train 2 Train 1 Condensate Stabilization and Residue Slug Catcher Compression / Substation 19 Diamond Cryo Complex Overview Summary Diamond Cryo Complex Layout ► Centrally located to handle volumes gathered from all areas of Alpine High ► Full section owned by Apache and solely dedicated to the Diamond Cryo Complex and associated infrastructure Oil NGL § Large footprint capable of accommodating 6 cryogenic Storage Storage processing trains with plentiful additional land (beyond this and and Substation Loading Loading section) to accommodate additional cryos beyond the first 6 ► Three 200 MMcf/d cryos are expected to be in-service throughout 2019 with two additional cryos expected to be in-service by the end of 2020 ► Altus is building SRX cryogenic processing facilities (as compared Train 6 to standard GSP facilities) to capitalize on better ethane / propane recovery and rejection optionality Train 5 Train 4 Train 3 Train 2 Train 1 Condensate Stabilization and Residue Slug Catcher Compression / Substation 19

Diamond Cryo Complex: Cryo Train #1 Amine Unit Cryo Unit Area Refrigeration Dehy Unit Compression Hot Oil Pumps Hot Oil Heaters Thermal Oxidizer Instrument Air Pkg MCC Bldgs Main N/S Rack 20 Diamond Cryo Complex: Cryo Train #1 Amine Unit Cryo Unit Area Refrigeration Dehy Unit Compression Hot Oil Pumps Hot Oil Heaters Thermal Oxidizer Instrument Air Pkg MCC Bldgs Main N/S Rack 20

State of the Art Cryogenic Processing – SRX Technology

GSP process is not designed for ethane rejection; SRX is the most effective cryo choice for rejection

- Altus is building SRX cryogenic facilities to capitalize on better ethane recovery and rejection
- SRX further maximizes processing economics via much higher propane recoveries during rejection
- Drives improved netbacks on third party volumes
- Standardized units allow for efficient and simpler modular expansion

Design Recoveries Across Various Gas Processing Methods

	MRU	GSP Recovery	GSP Rejection	SRX Recovery	SRX Rejection
Ethane	10%	92%	10%	99%	<1%
Propane	45%	99%	65%	100%	100%
Butanes	75%	100%	85%	100%	100%
Pentanes	90%	100%	98%	100%	100%
Hexanes	98%	100%	100%	100%	100%

ALTUS MIDSTREAM 21

ROFO: Water Infrastructure

Water Infrastructure Summary

- 15 brackish / freshwater pits with 4.9 MMbbls capacity
- 6 active water recycling facilities with 6.4 MMbbls capacity
- 46 miles of permanent gathering and water distribution lines expected to be in-service by year-end 2018
- 34 central tank batteries connected to water recycling facilities, flowing nearly 90% of the total water production for all of Alpine High
- Futures SWDs to connect to system being planned

Existing & Planned Pipeline



Ward
Culberson
Reeves
Pecos
Jeff Davis
Brewster
Existing & Planned Pipeline
Recycling Facility
Water Pit
Alpine High Acreage

Potential organic growth opportunity from future drop-down of water businesses supporting Alpine High

(1) Acreage footprint depicted on map is as of July 1, 2018.

ALTUS MIDSTREAM 22

Other ROFO Opportunities

- Altus will have a right of first offer on additional equity options
- Altus will have a right of first offer to develop a crude oil gathering system
  - Firm space on EPIC through acreage dedication with Saragosa terminal near Alpine High
- ~1.7 million acre area of mutual interest (approximately 10 miles surrounding the Alpine High area of dedication), providing Altus with first right to participate in midstream opportunities originated by Apache

ALTUS MIDSTREAM 23

Alpine High Takeaway ► Apache has contracted takeaway capacity (through a combination of volume commitments and acreage/plant dedications) from Altus Midstream’s infrastructure § Provides flow assurance to liquid markets at attractive netbacks ► 550 MDth/d volume commitment for residue gas takeaway on GCX (operated by Kinder Morgan) ► 500 MDth/d volume commitment for residue gas takeaway on PHP (operated by Kinder Morgan) ► Enterprise has committed to purchase the NGLs produced from Alpine High by Apache at the terminus of the Salt Creek NGL Pipeline near Waha up to 205 MBPD ► Alpine High NGLs are dedicated to the Salt Creek NGL Pipeline from Alpine High to Waha up to 265 MBPD ► Alpine High crude oil is dedicated to EPIC Crude Pipeline up to 75 MBPD 24 Alpine High Takeaway ► Apache has contracted takeaway capacity (through a combination of volume commitments and acreage/plant dedications) from Altus Midstream’s infrastructure § Provides flow assurance to liquid markets at attractive netbacks ► 550 MDth/d volume commitment for residue gas takeaway on GCX (operated by Kinder Morgan) ► 500 MDth/d volume commitment for residue gas takeaway on PHP (operated by Kinder Morgan) ► Enterprise has committed to purchase the NGLs produced from Alpine High by Apache at the terminus of the Salt Creek NGL Pipeline near Waha up to 205 MBPD ► Alpine High NGLs are dedicated to the Salt Creek NGL Pipeline from Alpine High to Waha up to 265 MBPD ► Alpine High crude oil is dedicated to EPIC Crude Pipeline up to 75 MBPD 24

Questions? 25 Questions? 25

Altus Midstream Overview – JV Pipelines 26 Altus Midstream Overview – JV Pipelines 26

Joint Venture Pipelines Summary Overview

Pipeline Map


N
Waha
Katy Market Access
Katy
Mont Belvieu
STX / Aqua Dulce Market Access
USGC Pipeline / LNG Market Access
Corpus Christi
Agua Dulce
Gulf Coast Express
Permian Highway Pipeline
Shin Oak
SCM NGL Line to Waha
EPIC Crude Pipeline
Area of Dedication

Commentary

- Altus will own options to participate in five joint venture pipelines
  - 15%(1) of KMI's Gulf Coast Express (Natural Gas)
  - 33%(2) of KMI's Permian Highway (Natural Gas)
  - 33% of EPD's Shin Oak (NGLs)
  - 50% of Salt Creek NGL (NGLs)
  - 15% of EPIC Crude (Crude)
- All pipelines expected to be in service by end of 2020
- Altus expects to invest ~$1.5 - $1.8 billion of capital in JV pipeline projects
  - All capital invested at construction cost (no promote)
  - Very attractive projects for Altus (~7x build multiple of EBITDA, on average)

(1) Altus may have the option to acquire an additional 1% interest in GCX subject to certain conditions precedent, including having less than 30% equity in PHP following the exercise of the PHP option.
(2) Subject to reduction in the event that other options to acquire equity in Permian Highway held by third parties are exercised.

ALTUS MIDSTREAM 27

Details on Joint Venture Pipelines

	Gulf Coast Express	Permian Highway	Shin Oak	Salt Creek NGL Line	EPIC Crude
Product	Natural Gas	Natural Gas	NGL	NGL	Crude
Operator	Kinder Morgan	Kinder Morgan	Enterprise Products	ARM	EPIC
Pipeline Cost	$1.75 billion	$2 billion	Undisclosed[1]	$100 million	Undisclosed
Altus Option %	15%[2]	33%[3]	33%	50%	15%
Option Expiration	12/31/18	9/4/19	60 days following in-service date	1/31/20	2/1/19
Origin/Terminus	Waha/Agua Dulce	Waha/Gulf Coast	Waha/Mont Belvieu	Alpine High/Waha	Orla/Corpus Christi
Miles of Pipeline	447	430	658	60	730
Pipeline Capacity	2.0 Bcf/d	2.0 Bcf/d	550 MBPD	445 MBPD	600-900 MBPD[4]
In-Service Date	Q4 2019	Late 2020	Q2 2019	Q1 2019	Q3 2019[5]
Other Owners[6]	KMI, DCP, TRGP	KMI, EagleClaw	EPD	Salt Creek	NBL, FANG
Contract Mix	MVC	MVC	Dedication	Dedication	MVC/Dedication

(1) Altus' estimate of the exercise price for Shin Oak (after it comes in-service) is $500 million attributable to its potential 33% ownership interest.
(2) Altus may have the option to acquire an additional 1% interest in GCX subject to certain conditions precedent, including having less than 30% equity in PHP following the exercise of the PHP option.
(3) Subject to reduction in the event that other options to acquire equity in Permian Highway held by third parties are exercised.
(4) Represents Permian Basin pipeline capacity. Initial capacity is 600 MBPD, expandable to 900 MBPD.
(5) Represents in-service timing for interim service; permanent in-service expected by January 2020.
(6) Represents existing project partners and disclosed holders of equity options.

ALTUS MIDSTREAM 28

Gulf Coast Express Pipeline (GCX) Overview

Pipeline Map



N
Waha
Waha Area Receipt Points
EPNG/KMTP Mendoza Trains
EPNG Waha Header
DCP/Atmos Waha Header
ETC Trans-Pecos Header
Atmos
Enterprise
Oasis
Transwestern
ONEOK
Apache
WhiteWater Midstream
Northern Natural Gas
Agua Dulce Delivery Points
KM Tejas / Texas / Border
Enbridge Valley Crossing
NET Mexico
Howard Webb County Header
NGPL
TGP
HPL
Southcross
Corpus Christi
Agua Dulce
Gulf Coast Express
Area of Dedication

Commentary

- Altus will have an option to acquire 15% of GCX through 12/31/2018
  - Potential to acquire an additional 1% of GCX (total ownership of 16%) subject to certain conditions precedent (including ultimate ownership % of Permian Highway less than 30%)
- Current ownership is 50% Kinder Morgan, 25% DCP and 25% Targa
- Project Scope:
  - Mainline: 447.5 miles of 42" pipeline originating at the Waha Hub and terminating near Agua Dulce, Texas
  - Midland lateral: 50 miles of 36" pipeline
  - 214,280 HP of installed compression
  - Kinder Morgan Texas Pipeline LLC is operator and constructor
- Project Statistics:
  - Capacity: 1.98 Bcf/d
  - Estimated capital: $1.75 billion
  - Estimated to be in-service in October 2019
  - Minimum contract term: 10 years
- Capacity is fully subscribed under long-term, binding agreements
- Provides flexible access to growing markets
  - Exports to Mexico and Gulf Coast LNG liquefaction terminals
  - Growing industrial demand
  - Multiple pipeline interconnects at Agua Dulce including KMI intrastate capacities of over 7 Bcf/d (pipeline) and 132 Bcf (storage)

ALTUS MIDSTREAM 29

Permian Highway Pipeline (PHP) Overview

Pipeline Map



N
Waha
Katy Market Access
Katy
STX / Agua Dulce Market Access
USGC Pipeline / LNG Market Access
Corpus Christi
Agua Dulce
Permian Highway Pipeline
Area of Dedication

Commentary

- Altus will have an option to acquire 33% of Permian Highway Pipeline through 9/4/2019
  - Altus' ownership percentage may be reduced (to a minimum of approximately 27%) in the event that other options to acquire equity in PHP held by third parties are exercised
- Current ownership is 50% Kinder Morgan and 50% EagleClaw
  - Ultimate ownership interest may vary between approximately 27% and 50% depending on the outcome of ownership options held by anchor shippers
- Kinder Morgan announced that it received sufficient shipper commitments to reach "final investment decision" on 9/5/2018
- Approximately 430 miles of 42" pipeline from Waha to Katy, with connections to the U.S. Gulf Coast and Mexico markets
- Designed to transport approximately 2 Bcf/d of natural gas
- Expected to be in-service by late 2020
- Kinder Morgan Texas Pipeline LLC is operating and constructing the pipeline

ALTUS MIDSTREAM 30

Shin Oak Pipeline Overview

Pipeline Map


N
Waha
Mont Belvieu
Shin Oak
SCM NGL Line to Waha
Chaparral
Front Range
EPD Processing Plant
MAPL System
Rocky Mountain
Seminole
Texas Express
Area of Dedication

Commentary

- Altus will have an option to acquire 33% of Shin Oak Pipeline exercisable during a 60-day period commencing on the in-service date of the pipeline
- Shin Oak will be operated and constructed by Enterprise and consists of 658 miles of 24-inch pipeline connecting Orla and Waha to Mont Belvieu
  - Altus' estimate of the exercise price for Shin Oak (after it comes in service) is $500 million attributable to its potential 33% ownership interest
  - Anticipated to be in-service in Q2 2019
  - 100% of the pipeline has been acquired and construction commenced on the western section of the pipeline in Q1 2018
  - Salt Creek Midstream NGL line (from Alpine High to Waha) will connect into Shin Oak
- Shin Oak is differentiated through its integration with Enterprise's existing pipelines and fractionators, providing (i) supply from multiple basins (e.g., Rockies through Rocky Mountain and MAPL) and (ii) superior flow assurance, which is a competitive advantage to attract third party business

ALTUS MIDSTREAM 31

Salt Creek NGL Pipeline Overview

Pipeline Map


N
Waha
SCM Processing Complex
SCM NGL Line to Waha
Diamond Cryo Complex
Area of Dedication

Commentary

- Salt Creek Midstream is constructing an NGL line originating at the tailgate of the Diamond Cryo Complex, transporting NGLs produced out Alpine High to Waha
  - Will connect to Shin Oak at Waha
  - Waha provides point of liquidity to other takeaway outlets (e.g., EPIC, Chaparral, Lone Star, Grand Prix)
- Altus will have an option to acquire 50% of the pipeline through 1/31/2020
- Apache has dedicated its NGLs from Alpine High to the pipeline, and Salt Creek Midstream has dedicated the NGLs from its processing complex to the pipeline
  - Salt Creek Midstream currently spans over 350,000 acres in gas dedications and approximately 300,000 acres in crude dedications within the Delaware Basin
- Project details
  - Project cost: ~$100 million
  - Anticipated in-service in Q1 2019
  - Pipeline capacity of 445 MBPD
- Altus will have a contractual cap on its share of capital it is obligated to contribute (which is in-line with the capital assumed in Altus guidance)

ALTUS MIDSTREAM 32

EPIC Crude Pipeline Overview

Pipeline Map



N
Midland
Orla
Crane
Saragosa
Cook's Point
Helena
Gardendale
Corpus Christi
Robstown
Terminals
EPIC Crude Pipeline
Area of Dedication

Commentary

- Altus will have an option to acquire 15% of EPIC Crude through 2/1/2019
- The project consists of 730 miles of pipeline connecting the Permian and Eagle Ford Basins to Corpus Christi
- Based on recent commercial success, pipeline is being upsized to 30" from 24", which will expand Permian Basin pipeline capacity to approximately 600 MBPD from 440 MBPD
  - Capacity is expandable to 900 MBPD with the installation of additional pumps and storage
- Because of high customer demand for crude oil transportation, EPIC made the decision to utilize the third and final phase of its EPIC NGL Pipeline from Crane to Corpus Christi for interim crude oil service while the EPIC Crude Oil Pipeline and EPIC NGL fractionator remain under construction
  - Interim service is expected to commence in Q3 2019
- Permanent in-service timing is expected to be January 2020
  - 30" pipe has been ordered from 2 steel mills and is expected to start arriving in early 2019
  - All major equipment and pumps are currently on hand
  - ROW is 100% secured for the first 2 phases of the system
- Noble has an option to acquire up to 30% of EPIC Crude Pipeline (and up to 15% in the EPIC NGL Pipeline); Noble dedicated substantially all of its Delaware Basin acreage position in Reeves County up to 100 MBPD to EPIC Crude Pipeline
- Diamondback will have an option (subject to certain conditions) to acquire up to 10% of EPIC Crude Pipeline; Diamondback has committed to 100 MBPD of firm takeaway capacity (half take-or-pay, half acreage dedication) on the pipeline encompassing the majority of its estimated Midland Basin production

ALTUS MIDSTREAM 33

Questions? 34 Questions? 34

Alpine High Overview 35 Alpine High Overview 35

Alpine High: A World-Class Resource Play

Scale

- Unprecedented hydrocarbon column >5,000 feet
- Vertically stacked oil, rich gas, and lean gas fairways
- ~340,000 contiguous net acres[1]
- 5,000+ locations identified as of October 2017
- 3 billion bbls / 75 Tcf of resource in place

Execution

- Significant ramp up in production from May 2017 midstream in-service date to 54 Mboe/d by July 2018
- 2018 wells projected to be placed on production are nearly double those producing at year-end 2017
- 2019 production expected to trend to the upper end of 85 to 100 Mboe/d guidance

Economics

- Highly economic rich gas play; proven oil upside
- Liquids uplift combined with low F&D and operating costs – strong recycle ratios

Alpine High Acreage Map[1]



Ward
Reeves
~60 miles
Jeff Davis
Pecos

(1) Acreage as of July 1, 2018.

ALTUS MIDSTREAM
36

Paleographic Reconstruction: Woodford Time



SCOOP / STACK
ARKOMA WOODFORD
TOBOSA BASIN TRANSGRESSIVE DEPOCENTER
ALPINE HIGH
http://jan.ucc.nau.edu/~rcb7/namD385.jpg

- Major Devonian sea incursions
- Thick, organic rich deposits in transgressive sequences of Devonian through Pennsylvanian

ALTUS MIDSTREAM 37

Alpine High: Middle Permian Paleostructure Map



MAJOR BOUNDING FAULT
PALEOHIGH
BASIN DEPOCENTER
STABLE SHELF
~ 450,000 ACRES
10 MILES

Critical Aspects

- Regional anomaly
- Stable Devonian shelf (low clay)
- Subsiding eastern limb
- Later thrust of Davis Mountains

ALTUS MIDSTREAM 38

Stacked Pay From 13 Landing Zones



High frequency, rapidly rising and falling sea level environment
Parasequences
UNCONFORMITY
Tranquil marine environment, gradually rising worldwide sea level conditions
Source Rock
3rd BONE SPRINGS
WOLFCAMP
PENNSYLVANIAN
BARNETT
WOODFORD
DEVONIAN
ORGANIC SHALE PARASEQUENCE
CARBONATE DEBRIS FLOW
ORGANIC SHALE
13 landing zones so far; >5,000 vertical feet

Woodford + Barnett + Penn	3rd Bone Springs + Wolfcamp
▶ Thick, laterally continuous deposition	▶ Higher variability with sweet spots
▶ Oil, rich gas and lean gas windows	▶ Oil and rich gas windows
▶ Minimal in-situ water	▶ Water wet rock
▶ Indigenous, organic shale	▶ Indigenous shale and migrated hydrocarbons

ALTUS MIDSTREAM 39

Giant Resource Play

- Alpine High has 3 billion barrels of oil and 75 TCF of gas (Woodford and Barnett formations)(1)


65 MILES
NW
EVAPORITES
TRANSGRESSIVE PARASEQUENCES
OIL
WET GAS
TRANSGRESSIVE SOURCE INTERVAL
DRY GAS
DEVONIAN HIGH STAND
6,000 FT
TRAP: PERMEABILITY BARRIERS
RESERVOIR: SOURCE INTERVALS
SEAL: SOURCE INTERVALS, TIGHT CARBONATES
SOURCE: INDIGENOUS
305 FEET

(1) Estimate as of September 2016.

40

Giant Fields – Vertical Scale Comparison 305 FEET ALPINE HIGH EAST TEXAS PRUDHOE BAY EAGLE FORD DELAWARE BASIN AXIS 41 FIELD THICKNESS Giant Fields – Vertical Scale Comparison 305 FEET ALPINE HIGH EAST TEXAS PRUDHOE BAY EAGLE FORD DELAWARE BASIN AXIS 41 FIELD THICKNESS

Superior to Established Resource Plays Alpine High SCOOP Marcellus Eagle Ford Parameter (Woodford/Barnett) (Woodford) (Rich Gas) (Condensate) TOC (weight %) 4%-10% 4%-10% 1%-5% 1%-7% Primary Mineralogy Silicate Silicate Silicate Carbonate Clay Content 10%-20% 20%-35% 20%-35% 10%-40% Total Porosity 8%-12% 4%-10% 6%-11% 4%-11% Pressure (psi) 5,000-9,000 7,700-10,500 3,500-4,200 4,875-10,000 Thickness (ft) 550-1,100 80-200 50-200 50-350 Depth (ft) 10,000-13,000 11,000-15,000 5,000-8,000 11,000-14,000 Low clay content, high porosity and thickness distinguish Alpine High from other domestic resource plays and drive favorable well economics 42 Superior to Established Resource Plays Alpine High SCOOP Marcellus Eagle Ford Parameter (Woodford/Barnett) (Woodford) (Rich Gas) (Condensate) TOC (weight %) 4%-10% 4%-10% 1%-5% 1%-7% Primary Mineralogy Silicate Silicate Silicate Carbonate Clay Content 10%-20% 20%-35% 20%-35% 10%-40% Total Porosity 8%-12% 4%-10% 6%-11% 4%-11% Pressure (psi) 5,000-9,000 7,700-10,500 3,500-4,200 4,875-10,000 Thickness (ft) 550-1,100 80-200 50-200 50-350 Depth (ft) 10,000-13,000 11,000-15,000 5,000-8,000 11,000-14,000 Low clay content, high porosity and thickness distinguish Alpine High from other domestic resource plays and drive favorable well economics 42

Measured Approach to Optimization ► Apache has taken a very methodical approach so far § Focus on delineation, not optimization § Delineation phase completion design allows isolation of geologic Delineation / variations Science • Short laterals • Light proppant volumes • Lots of room for improvement….by design ► 2018 is the first year that Apache is testing different development alternatives § Optimized completions – longer laterals and higher proppant Optimization volumes Testing § Multiple landing zones (testing up to 3 zones in the Woodford) § Spacing tests Apache believes it can substantially improve well performance via optimization 43 Measured Approach to Optimization ► Apache has taken a very methodical approach so far § Focus on delineation, not optimization § Delineation phase completion design allows isolation of geologic Delineation / variations Science • Short laterals • Light proppant volumes • Lots of room for improvement….by design ► 2018 is the first year that Apache is testing different development alternatives § Optimized completions – longer laterals and higher proppant Optimization volumes Testing § Multiple landing zones (testing up to 3 zones in the Woodford) § Spacing tests Apache believes it can substantially improve well performance via optimization 43

Alpine High: Transitioning to Full-field Development ► Apache’s long-term methodical approach to developing Alpine High 2014 - 2016 2016 - 2017 2018 and Beyond Formulation of concept, Transition to full field development Areal and vertical concept testing and § Optimized Spacing, Patterns & delineation confirmation + = Completions § Drilling Efficiencies § Lifting Cost Efficiencies Focus on reducing costs, increasing efficiency and maximizing recovery 44 Alpine High: Transitioning to Full-field Development ► Apache’s long-term methodical approach to developing Alpine High 2014 - 2016 2016 - 2017 2018 and Beyond Formulation of concept, Transition to full field development Areal and vertical concept testing and § Optimized Spacing, Patterns & delineation confirmation + = Completions § Drilling Efficiencies § Lifting Cost Efficiencies Focus on reducing costs, increasing efficiency and maximizing recovery 44

Alpine High Evolution September 2016 September 2018 2020 (Est.) 3 7 10 - 11 Rig Count Total Wells 14 162 425 – 450 at year-end Drilled Total Wells on 9 111 350 – 375 at year-end Production Net Nm ~54 (July Exit Rate) 160 – 180 Production (Mboe/d) Location 2,000 – 3,000+ 5,000+ Ongoing Testing Count Confirmed Landing 2 13 Ongoing Testing Zones • Rich gas processing • Rich gas processing capacity: capacity: 380 MMcf/d ~1,380 MMcf/d Altus • Lean treating & Nm • Lean treating & compression: 480 compression: 400 MMcf/d Midstream MMcf/d • 3 cryos under construction • Five cryo plants at year end (first in-service mid-2019) 45 Alpine High Evolution September 2016 September 2018 2020 (Est.) 3 7 10 - 11 Rig Count Total Wells 14 162 425 – 450 at year-end Drilled Total Wells on 9 111 350 – 375 at year-end Production Net Nm ~54 (July Exit Rate) 160 – 180 Production (Mboe/d) Location 2,000 – 3,000+ 5,000+ Ongoing Testing Count Confirmed Landing 2 13 Ongoing Testing Zones • Rich gas processing • Rich gas processing capacity: capacity: 380 MMcf/d ~1,380 MMcf/d Altus • Lean treating & Nm • Lean treating & compression: 480 compression: 400 MMcf/d Midstream MMcf/d • 3 cryos under construction • Five cryo plants at year end (first in-service mid-2019) 45

Alpine High Cost Progress Average Well ($/Foot) Cost ($mm) $2,200 $10.0 Lateral Length 4,500 ft 4,696 ft 4,787 ft 5,044 ft 6,445 ft 6,711 ft 7,028 ft 7,154 ft 8,052 ft $2,000 $9.0 $8.2 $1,800 $7.6 $8.0 $7.4 $7.3 $7.2 $7.1 $6.9 $1,600 $6.8 $7.0 $6.2 $1,400 $6.0 $1,380/ft $1,200 $5.0 $1,000 $4.0 $800 $3.0 $600 $2.0 $400 $1.0 $200 $0 $0.0 (1) Plan Blackfoot Mohican Cedar Fox St Spruce St Palm Ash Birch 12 1 4 3 2 3 1 2 $/Foot Plan Target $/Foot Well Cost ($mm) 28 wells average cost of $1,260/foot (below plan average of $1,380/foot) 46 (1) Plan represents a 25% reduction in costs from 2017 levels. Alpine High Cost Progress Average Well ($/Foot) Cost ($mm) $2,200 $10.0 Lateral Length 4,500 ft 4,696 ft 4,787 ft 5,044 ft 6,445 ft 6,711 ft 7,028 ft 7,154 ft 8,052 ft $2,000 $9.0 $8.2 $1,800 $7.6 $8.0 $7.4 $7.3 $7.2 $7.1 $6.9 $1,600 $6.8 $7.0 $6.2 $1,400 $6.0 $1,380/ft $1,200 $5.0 $1,000 $4.0 $800 $3.0 $600 $2.0 $400 $1.0 $200 $0 $0.0 (1) Plan Blackfoot Mohican Cedar Fox St Spruce St Palm Ash Birch 12 1 4 3 2 3 1 2 $/Foot Plan Target $/Foot Well Cost ($mm) 28 wells average cost of $1,260/foot (below plan average of $1,380/foot) 46 (1) Plan represents a 25% reduction in costs from 2017 levels.

Alpine High: Attractive Rich Gas Economics

- Representative fully burdened economics for rich gas wells in a development scenario (4,400' lateral)

Typical Well			
EUR (Bcfe)	9	-	15
Well Cost ($MM)	$4	-	$6
Product Mix			
% Oil	*3%*	-	*15%*
% NGL	*51%*	-	*56%*
Fully Burdened Economics @ $65 WTI / $3.00 HH			
BTAX NPV-10 ($MM)	$7	-	$9
BTAX IRR %	50%	-	100%
Fully Burdened Economics @ $50 WTI / $2.50 HH			
BTAX NPV-10 ($MM)	$4	-	$6
BTAX IRR %	29%	-	66%

Upper Range Well			
EUR (Bcfe)	16	-	21
Well Cost ($MM)	$4	-	$6
Product Mix			
% Oil	*0%*	-	*8%*
% NGL	*41%*	-	*54%*
Fully Burdened Economics @ $65 WTI / $3.00 HH			
BTAX NPV-10 ($MM)	$6	-	$13
BTAX IRR %	78%	-	300%
Fully Burdened Economics @ $50 WTI / $2.50 HH			
BTAX NPV-10 ($MM)	$3	-	$9
BTAX IRR %	38%	-	158%

Single Well Economic Assumptions:

- Prices: $65 WTI / $3.00 Henry Hub / NGL($/GAL) C2: $0.28, C3: $0.83, C4: $0.94, C5: $1.42
  - $50 WTI / $2.50 Henry Hub / NGL($/GAL) C2: $0.28, C3: $0.75, C4: $0.90, C5: $1.22
- Waha basis / Transport to US Gulf Coast markets = $0.50/MMbtu; midstream fee = $0.87/Mcf
- Crude basis: $2.25
- NGL yields and midstream fees assume cryogenic processing
- Economics include overhead, workover, abandonment and E&P facility burdens

ALTUS MIDSTREAM 47

Alpine High: Premium Capital Efficiency

Typical Well | **Upper Range Well**

Top-tier recycle ratios highlight APA's ability to generate cash and re-invest



$/BOE
30
25
20
15
10
5
-
24.78
$62.75
OIL
$24.33
NGL
$2.84
GAS
10.49
14.29
433% recycle ratio
3.30
Revenue
Opex
Cash Margin
F&D



30
25
20
15
10
5
-
21.16
$62.75
$21.51
$2.81
9.79
11.37
580% recycle ratio
1.96
Revenue
Opex
Cash Margin
F&D

Highly prolific wells and low costs result in impressive recycle ratios

Assumptions:

- Prices: $65 WTI; $3.00 Henry Hub; Waha basis / Transport to US Gulf Coast markets = ($0.50); NGL($/GAL) C2: $0.28, C3: $0.83, C4: $0.94, C5+: $1.42
- Opex includes LOE, Gathering, Transportation & Processing, and Production taxes
- F&D reflects drilling, completion, and equipping
- Recycle Ratio: Cash Margin/F&D

ALTUS MIDSTREAM 48

Alpine High: Significant Production Ramp Underway Key Statistics ► Averaged 8 rigs and ~2 frac crews in 2Q 2018 ► ~92 wells expected to be placed on production in 2018 § Total during 2018 is nearly double the amount placed online in 2016 and 2017 ► Net production averaged ~32 MBoe/d in 2Q 2018, up more than 20% from 1Q 2018 ► Net production increased to ~54 MBoe/d by end of July 2018 ► Guiding 2019 Alpine High volumes to the upper end of 85-100 MBoe/d range; 2018 tracking to 45 MBoe/d guidance Alpine High 2018 Wells Placed on Production Average Monthly Well Completions 49 Alpine High: Significant Production Ramp Underway Key Statistics ► Averaged 8 rigs and ~2 frac crews in 2Q 2018 ► ~92 wells expected to be placed on production in 2018 § Total during 2018 is nearly double the amount placed online in 2016 and 2017 ► Net production averaged ~32 MBoe/d in 2Q 2018, up more than 20% from 1Q 2018 ► Net production increased to ~54 MBoe/d by end of July 2018 ► Guiding 2019 Alpine High volumes to the upper end of 85-100 MBoe/d range; 2018 tracking to 45 MBoe/d guidance Alpine High 2018 Wells Placed on Production Average Monthly Well Completions 49

Recent Results of Alpine High Strategic Testing

Pad / Well	Description	Results (gross)	Strategic Implications
Blackfoot	12-well pad; Half-section spacing test of 3 Woodford landing zones	• Recent production of 102 MMcf/d[1] and 200 Bopd • Rates still rising on clean up • ~1200 Btu gas	Extrapolates to 24 wells per section
Dogwood	6-well pad in dry gas area; Testing 660-foot spacing in Woodford / Barnett compares favorably with 925-foot spacing assumed in current location count	• Minimal-to-no interference after more than 180 days on-line • Cumed 10.9 Bcf to date • Still producing 48 MMcf/d	Confirms viability of 660-foot spacing within a single interval
Fox State	3-well pad; Testing longer laterals in the Central Crest of the Woodford	• Recent production of 19 MMcf/d and 321 Bopd • Rates still rising on clean up • ~1300 Btu gas	Longer laterals could yield better results
Mohican #201	Single well; Northern Flank, standard lateral, Barnett wet gas test	• Currently producing 9.4 MMcf/d and 420 Bopd • Rates still rising on clean up • ~1300 Btu gas	Further confirmation of Barnett development viability in the Northern Flank

Production data as of July 30, 2018

(1) As of August 2, 2018.

ALTUS MIDSTREAM 50

Northern Flank: Blackfoot State Unit (NOT TO SCALE) To Be Drilled WELLBORES COLORED BY BATCH PAD 51 Northern Flank: Blackfoot State Unit (NOT TO SCALE) To Be Drilled WELLBORES COLORED BY BATCH PAD 51

Northern Flank: Dogwood State (NOT TO SCALE) WELLBORES COLORED BY BATCH PAD 52 Northern Flank: Dogwood State (NOT TO SCALE) WELLBORES COLORED BY BATCH PAD 52

Questions? 53 Questions? 53

Financial Overview 54 Financial Overview 54

Financial Philosophy ► Altus Midstream’s simple structure is a key point of differentiation vs. its midstream peers § No debt at closing and undrawn revolver provide strong liquidity § No incentive distribution rights ► The Company expects to have ~$920 million of cash on hand at closing § Recently secured commitments for an $800 million credit facility (in place at closing) ► Altus expects to begin borrowing during 2019 to finance growth § Debt/EBITDA projected to be less than 3x throughout forecast ► No dividends expected through 2020 as cash flow ramps § Expect to institute a dividend during 2021 (subject to board approval) § Expect dividend policy to be similar to high quality midstream peer group Altus can execute on its current growth plans without issuing common equity 55 Financial Philosophy ► Altus Midstream’s simple structure is a key point of differentiation vs. its midstream peers § No debt at closing and undrawn revolver provide strong liquidity § No incentive distribution rights ► The Company expects to have ~$920 million of cash on hand at closing § Recently secured commitments for an $800 million credit facility (in place at closing) ► Altus expects to begin borrowing during 2019 to finance growth § Debt/EBITDA projected to be less than 3x throughout forecast ► No dividends expected through 2020 as cash flow ramps § Expect to institute a dividend during 2021 (subject to board approval) § Expect dividend policy to be similar to high quality midstream peer group Altus can execute on its current growth plans without issuing common equity 55

Financial Guidance (1) Altus Midstream Gathered Volumes Altus Midstream Revenue per Mcf (MMcf/d) ($/Mcf) 1,470 - 1,800 $0.93 $0.91 $0.86 1,030 - 1,260 $0.44 $0.43 $0.43 600 - 730 2019E 2020E 2021E 2019E 2020E 2021E Rich Gas Lean Gas 56 (1) Altus volume forecast through 2020 includes Apache volume assumptions consistent with Apache’s public guidance for Alpine High production (average royalty interest is 25%). Altus volume expectation for Apache volume in 2021 does not represent Apache guidance. Financial Guidance (1) Altus Midstream Gathered Volumes Altus Midstream Revenue per Mcf (MMcf/d) ($/Mcf) 1,470 - 1,800 $0.93 $0.91 $0.86 1,030 - 1,260 $0.44 $0.43 $0.43 600 - 730 2019E 2020E 2021E 2019E 2020E 2021E Rich Gas Lean Gas 56 (1) Altus volume forecast through 2020 includes Apache volume assumptions consistent with Apache’s public guidance for Alpine High production (average royalty interest is 25%). Altus volume expectation for Apache volume in 2021 does not represent Apache guidance.

Financial Guidance (1) (1) Altus Midstream EBITDA Altus Midstream Growth Capex ($ in millions) ($ in millions) % Attributable to JV Pipelines % Attributable to JV Pipelines 30% - 35% 40% - 45% 45% - 50% 45% - 50% 45% - 50% 35% - 40% 75% - 85% 40% - 50% 0% $500 - $600 $475 - $550 $1,450 - $1,750 $350 - $420 $240 - $300 $550 - $650 $120 - $140 $400 - $500 $260 - $320 2019E Q4 2019E 2020E Q4 2020E 2021E Q4 2018E 2019E 2020E 2021E Annualized Annualized 57 (1) Assumes exercise of all five options for JV pipelines. Financial Guidance (1) (1) Altus Midstream EBITDA Altus Midstream Growth Capex ($ in millions) ($ in millions) % Attributable to JV Pipelines % Attributable to JV Pipelines 30% - 35% 40% - 45% 45% - 50% 45% - 50% 45% - 50% 35% - 40% 75% - 85% 40% - 50% 0% $500 - $600 $475 - $550 $1,450 - $1,750 $350 - $420 $240 - $300 $550 - $650 $120 - $140 $400 - $500 $260 - $320 2019E Q4 2019E 2020E Q4 2020E 2021E Q4 2018E 2019E 2020E 2021E Annualized Annualized 57 (1) Assumes exercise of all five options for JV pipelines.

Conservative Financial Plan

- Altus Midstream will have no debt at closing and is expected to have a run-rate leverage ratio of less than 3x by year-end 2020 (assuming growth capex financed with free cash flow and borrowings)
  - Pipeline JV interests provide additional financing flexibility (asset level financing)
- Expect all five JV pipelines to be in service by Q4 2020
- In 2021 and beyond, Altus expects to finance capex using free cash flow and borrowings

Illustrative Financing Through 2020[(1)]

($ in millions)

Growth Capex (10/1/18 - 12/31/20)	$2,490
Less: Operating Cash Flow (10/1/18 - 12/31/20)	(390)
Externally Funded Capital (10/1/18 - 12/31/20)	$2,100
Less: Cash Balance at Transaction Close	(920)
Implied Financing Need	$1,180
Q4 2020 EBITDA (Annualized)	$513
Year-End 2020 Leverage Ratio if 100% Debt Financed	**2.3x**

(1) Uses midpoint of guidance ranges.

ALTUS MIDSTREAM 58

Recent Developments ► Since transaction announcement in August, there have been several recent developments that we expect to positively impact the Altus financial projections: § Now expecting PHP ownership to be ~27% • Had assumed ~24% when developing guidance; now that the project has reached FID, Altus is contractually entitled to no less than ~27% ownership • Depending on the equity option exercise decision from other shippers, Altus may be able to acquire a 33% interest § We expect higher EBITDA and capex associated with EPIC to reflect upsize of pipeline to 30” from original 24” and recent commercial successes § Expecting moderately higher capex for PHP offset by lower than expected GCX capex ► We expect incremental capex associated with these developments to be $75-$100 million deployed at a 6x-8x multiple of EBITDA ► We are maintaining our existing guidance ranges, which are still appropriate after factoring in the recent developments mentioned above 59 Recent Developments ► Since transaction announcement in August, there have been several recent developments that we expect to positively impact the Altus financial projections: § Now expecting PHP ownership to be ~27% • Had assumed ~24% when developing guidance; now that the project has reached FID, Altus is contractually entitled to no less than ~27% ownership • Depending on the equity option exercise decision from other shippers, Altus may be able to acquire a 33% interest § We expect higher EBITDA and capex associated with EPIC to reflect upsize of pipeline to 30” from original 24” and recent commercial successes § Expecting moderately higher capex for PHP offset by lower than expected GCX capex ► We expect incremental capex associated with these developments to be $75-$100 million deployed at a 6x-8x multiple of EBITDA ► We are maintaining our existing guidance ranges, which are still appropriate after factoring in the recent developments mentioned above 59

Valuation

Overview

- Distributable cash flow per share CAGR that is unrivaled by peers
  - Expect this to continue beyond guidance period
- Trades "cheaper" than peer averages on 2-year forward EV/EBITDA
  - Trades at a modest premium 1-year forward
  - Trades in line based on 2020 multiples

Calculation of Forward EV / EBITDA

Day 1 Equity Value	$3,544
Plus: Debt	--
Less: Cash	(920)
Day 1 Enterprise Value	$2,624
Plus: Externally Funded Capital (10/1/18 - 12/31/20)	2,100
Adjusted 12/31/20 Enterprise Value	$4,724
Annualized Q4 2020 EBITDA (Midpoint of Guidance)	513
Enterprise Value / 2020 Run-Rate EBITDA	**9.2x**

2019 – 2021 DCF per Share / Unit CAGR(1)


120%
100%
80%
60%
40%
20%
0%
85% - 105%
10%
Altus
Public Peers

EV / EBITDA: Altus vs. Public Peers(2)


16x
12x
8x
4x
0x
15.3x(3)
12.5x
12.2x
12.2x
9.2x
11.6x
Q4 2019 Annualized
2020
Q4 2020 Annualized(4)
Altus (Midpoint of Guidance)
Public Peers

Source: Wall Street Research. Peers include: AM, EPD, OKE, PSXP, SHLX, TRGP, WES and WMB.
(1) For C-corps, cash available for dividend per share. For MLPs, distributable cash flow attributable to LP unitholders per LP unit.
(2) Enterprise value calculations include externally financed capex. Assumes $10 share price. Metrics as of October 4, 2018.
(3) Excludes capex and EBITDA associated with Permian Highway Pipeline, as the pipeline does not contribute EBITDA in 2019.
(4) EV includes capex through Q4 2020 compared to Q4 2020 annualized EBITDA.

60

Questions? 61 Questions? 61

Appendix 62 Appendix 62

Forecast Key Assumptions ► “Effective Date” for transaction closing of September 30, 2018 (actual closing date currently expected to be in November 2018) ► ~$920 million of cash and no borrowings at close ► Financing plan does not include future issuances of common equity ► No dividend expected to be paid through 2020 ► Altus gathering and processing (“G&P”) volumes are based on (i) Apache’s public guidance for Alpine High production in 2019-2020, (ii) Altus assumptions for Apache volume in 2021, which is based on Earn-Out consideration target of ~1.57 Bcf/d and (iii) Altus assumptions around third party volumes on the system ► Expect 60%-70% of volumes to be rich gas and 30%-40% to be lean gas ► G&P EBITDA margin of 45%-55% for full year 2019, trending toward 60%-70% in 2020 and beyond ► Revenue per mcf increase in 2020 vs 2019 for rich gas is primarily attributable to an incremental high pressure gathering fee which takes effect as cryogenic processing plants come online ► Guidance for joint venture pipelines is based on (i) expected in-service dates and assumed option exercise dates for the five joint venture pipelines and (ii) projections for each joint venture pipeline provided by each operator 63 Forecast Key Assumptions ► “Effective Date” for transaction closing of September 30, 2018 (actual closing date currently expected to be in November 2018) ► ~$920 million of cash and no borrowings at close ► Financing plan does not include future issuances of common equity ► No dividend expected to be paid through 2020 ► Altus gathering and processing (“G&P”) volumes are based on (i) Apache’s public guidance for Alpine High production in 2019-2020, (ii) Altus assumptions for Apache volume in 2021, which is based on Earn-Out consideration target of ~1.57 Bcf/d and (iii) Altus assumptions around third party volumes on the system ► Expect 60%-70% of volumes to be rich gas and 30%-40% to be lean gas ► G&P EBITDA margin of 45%-55% for full year 2019, trending toward 60%-70% in 2020 and beyond ► Revenue per mcf increase in 2020 vs 2019 for rich gas is primarily attributable to an incremental high pressure gathering fee which takes effect as cryogenic processing plants come online ► Guidance for joint venture pipelines is based on (i) expected in-service dates and assumed option exercise dates for the five joint venture pipelines and (ii) projections for each joint venture pipeline provided by each operator 63

Anticipated Transaction Timeline Date Event August 8 ► Transaction announced August 27 ► Preliminary proxy materials filed with the SEC September 28 ► Re-filed preliminary proxy in response to SEC review ► Additional SEC review and mail final proxy materials to October shareholders November ► Hold shareholder vote and close transaction 64 Anticipated Transaction Timeline Date Event August 8 ► Transaction announced August 27 ► Preliminary proxy materials filed with the SEC September 28 ► Re-filed preliminary proxy in response to SEC review ► Additional SEC review and mail final proxy materials to October shareholders November ► Hold shareholder vote and close transaction 64

Transaction Sources & Uses / Capitalization

Sources ($ in millions)

Sources	At Close
Equity to Apache	$2,519
KAAC Cash in Trust[1]	380
PIPE Issuance Cash Proceeds	572
Kayne Sponsor Shares[2]	76
Total Sources	**$3,547**

Ownership (shares in millions)

Ownership	At Close
Public Investors	95
Apache	252
Kayne Sponsor	8
Total	**354**

Ownership	At Close (%)
Public Investors	27%
Apache	71%
Kayne Sponsor	2%
Total	**100%**

Uses ($ in millions)

Uses	At Close
Equity to Apache	$2,519
Cash to Apache	0
Cash to Altus Midstream Company	920
Kayne Sponsor Shares[2]	76
Estimated Fees & Expenses	33
Total Uses	**$3,547**

Capitalization at Close ($ in millions, except per share)

Capitalization at Close	
Share Price	$10.00
Shares Outstanding	354
Equity Value	**$3,544**
Less: Cash on Balance Sheet	(920)
Plus: Debt	0
Enterprise Value	**$2,624**

(1) $377 million raised in IPO and an estimated ~$3 million interest earnings since KAAC's IPO closing date.
(2) Net of 1.9 million shares transferred to APA as part of this Transaction. Includes 120,000 shares held by KAAC's current independent directors.

ALTUS MIDSTREAM 65

Equity Securities Outstanding at Close Number Outstanding Security Commentary (in millions) Altus will be structured using an Up-C (see page 67). Class A share count includes 250 million Class C shares held by Class A Shares 354.4 APA that are freely exchangeable into Class A shares at APA’s election at any time APA will own three separate tranches of 12.5 million shares Contingent Class A Shares in each tranche. Convert into Class A shares based on 37.5 meeting certain share price and volume thresholds (see (Earn-Out Shares) page 68) for full description of contingent shares Warrants held by public and currently publicly-traded under the ticker “KAACW”. These warrants have a 5-year life from Warrants – Public 12.6 closing and a strike price of $11.50 per share 3.2 million warrants held by Kayne Anderson and 3.2 million held by APA. Terms of these warrants are Warrants – Sponsor 6.4 substantially identical to warrants issued to the KAAC IPO investors 66 Equity Securities Outstanding at Close Number Outstanding Security Commentary (in millions) Altus will be structured using an Up-C (see page 67). Class A share count includes 250 million Class C shares held by Class A Shares 354.4 APA that are freely exchangeable into Class A shares at APA’s election at any time APA will own three separate tranches of 12.5 million shares Contingent Class A Shares in each tranche. Convert into Class A shares based on 37.5 meeting certain share price and volume thresholds (see (Earn-Out Shares) page 68) for full description of contingent shares Warrants held by public and currently publicly-traded under the ticker “KAACW”. These warrants have a 5-year life from Warrants – Public 12.6 closing and a strike price of $11.50 per share 3.2 million warrants held by Kayne Anderson and 3.2 million held by APA. Terms of these warrants are Warrants – Sponsor 6.4 substantially identical to warrants issued to the KAAC IPO investors 66

Up-C Structure

Commentary

- Entity will be structured using Up-C format
  - Operating assets will be held at Altus Midstream LP ("OpCo")
  - Management of OpCo and all governance will take place at Altus Midstream Company
- At closing, Apache receives an equal number of OpCo units and Class C shares in Altus Midstream Company
  - Class C shares vote as a single class with Class A share and Apache will control with its 71% voting interest
- OpCo units are exchangeable into Altus Midstream Company Class A shares[3]

Structure Chart[1]



KAAC IPO Investors
PIPE Investors
Kayne Sponsor Shares(2)
Apache Corp.
29% (Class A)
71% (Class C)
Altus Midstream Company (NASDAQ: ALTM)
29%
71%
Altus Midstream LP ("OpCo")

(1) Percentages based on effective ownership of OpCo at close. Percentages include all common equity at $10/share / unit (does not include warrant and/or contingent share dilution).
(2) Includes 7.6 million Class B shares that will convert to Class A shares upon close of the Transaction (net of 1.9 million Class B shares transferred to APA as part of this Transaction).
(3) Subject to 180-day lock-up period.

ALTUS MIDSTREAM 67

Description of Earn-Out Consideration ► In addition to the 252 million shares issued to Apache at closing, Apache can potentially be issued 37.5 million additional shares in Altus if certain thresholds are met (the “Earn-Out Shares”) ► 12.5 million shares when Altus Midstream’s share price equals or exceeds $14.00 per share for any 20 trading days within a 30-trading day period within five years of closing ► 12.5 million shares when Altus Midstream’s share price equals or exceeds $16.00 per share for any 20 trading days within a 30-trading day period within five years of closing ► 12.5 million shares when, during 2021, volume from Apache’s area of dedication to Altus Midstream equals or exceeds ~574.4 Bcf (~1.57 Bcf/d) 68 Description of Earn-Out Consideration ► In addition to the 252 million shares issued to Apache at closing, Apache can potentially be issued 37.5 million additional shares in Altus if certain thresholds are met (the “Earn-Out Shares”) ► 12.5 million shares when Altus Midstream’s share price equals or exceeds $14.00 per share for any 20 trading days within a 30-trading day period within five years of closing ► 12.5 million shares when Altus Midstream’s share price equals or exceeds $16.00 per share for any 20 trading days within a 30-trading day period within five years of closing ► 12.5 million shares when, during 2021, volume from Apache’s area of dedication to Altus Midstream equals or exceeds ~574.4 Bcf (~1.57 Bcf/d) 68

Illustrative Fully Diluted Share Count and Ownership

	Illustrative Altus Midstream Company Share Price								
	$10.00	$11.00	$12.00	$13.00	$14.00	$15.00	$16.00	$17.00	$18.00
IPO Shares	37.7	37.7	37.7	37.7	37.7	37.7	37.7	37.7	37.7
Apache Shares	251.9	251.9	251.9	251.9	251.9	251.9	251.9	251.9	251.9
Apache Earn Out-Shares (stock price based)(1)	0.0	0.0	0.0	0.0	12.5	12.5	25.0	25.0	25.0
PIPE Shares	57.2	57.2	57.2	57.2	57.2	57.2	57.2	57.2	57.2
Kayne Sponsor Shares(2)	7.6	7.6	7.6	7.6	7.6	7.6	7.6	7.6	7.6
Shares from Warrant Dilution(3)	0.0	0.0	0.8	2.2	3.4	4.4	5.3	6.1	6.8
Total Fully Diluted Shares Outstanding	**354.4**	**354.4**	**355.2**	**356.6**	**370.3**	**371.3**	**384.7**	**385.5**	**386.2**
Plus: Apache Earn-Out Shares (Volume-Based)(4)	12.5	12.5	12.5	12.5	12.5	12.5	12.5	12.5	12.5
Total Including Volume-Based Earn-Out	366.9	366.9	367.7	369.1	382.8	383.8	397.2	398.0	398.7

(1) Includes 25 million Earn-Out Shares that are based on Altus Midstream's stock price ($14/share and $16/share).
(2) Includes 7.6 million Class B shares that will convert to Class A shares upon closing of the Transaction (net of 1.9 million Class B shares transferred to Apache as part of this Transaction).
(3) Warrants include 12.6 million warrants issued to purchasers in KAAC's IPO, 3.2 million warrants held by Kayne Anderson and 3.2 million warrants held by Apache. Assumed cashless exercise of warrants (treasury stock method).
(4) An additional 12.5 million shares will be granted to Apache to the extent Apache's volumes gathered by Altus Midstream Company equal or exceed ~574.4 Bcf during 2021.

ALTUS MIDSTREAM

69